SUB-ITEM 77C:

	A Special Meeting of Shareholders (the "Meeting") of Highland Funds II (formerly, GE Funds) (the "Funds") was held on December 17, 2010 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905. The following proposals were submitted for a vote of the shareholders:

1. 	To approve a new investment advisory agreement for each
Fund with Highland Funds Asset Management, L.P. ("Highland"), to replace the current advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM").

Information is listed in the following order
For
%
Against
%
Abstain
%
Non-Vote
%


GE Core Value Equity Fund
1,964,576
72.54%
170,894
6.31%
72,692
2.68%
500,062
11.42%
GE Fixed Income Fund
4,727,240
76.11%
292,954
4.72%
109,277
1.76%
1,081,498
12.96%
GE Global Equity Fund
1,436,821
89.40%
43,168
2.69%
13,541
0.84%
113,672
4.81%
GE Government Securities Fund
5,309,322
80.50%
259,748
3.94%
198,278
3.01%
828,463
7.47%
GE International Equity Fund
1,255,309
73.11%
50,797
2.96%
18,448
1.07%
392,435
15.82%
GE Money Market Fund
618,323,257
98.49%
1,279,349
0.20%
692,798
0.11%
7,494,433
0.81%
GE Premier Growth Equity Fund
4,331,824
79.13%
231,531
4.23%
40,590
0.74%
870,574
8.83%
GE Short-Term Government Fund
2,635,729
72.21%
105,259
2.88%
54,732
1.50%
854,413
14.74%
GE Small-Cap Equity Fund
1,954,200
75.62%
126,738
4.90%
49,414
1.91%
453,839
11.33%
GE Tax-Exempt Fund
2,020,308
81.71%
34,568
1.40%
17,656
0.71%
400,143
11.06%
GE Total Return Fund
2,951,900
78.02%
70,475
1.86%
70,732
1.87%
690,369
10.63%
GE U.S. Equity Fund
5,286,044
72.57%
186,917
2.57%
79,992
1.10%
1,731,07
0
12.12%

2. To approve new sub-advisory agreements between Highland and GEAM, and new sub-advisory agreements between Highland and certain of GE Small-Cap Equity Fund's existing sub-advisers, as follows:


A. a new sub-advisory agreement between Highland and GEAM with respect to each Fund, except GE Small-Cap Equity Fund;

Information is listed in the following order
For
%
Against
%
Abstain
%
Non-Vote

GE Core
Value Equity
Fund
1,982,817
73.21%
150,444
5.56%
74,901
2.77%
500,062
11.42%
GE Fixed Income Fund
4,750,971
76.49%
266,529
4.29%
111,970
1.80%
1,081,498
12.96%
GE Global Equity Fund
1,435,459
89.31%
44,530
2.77%
13,541
0.84%
113,672
4.81%
GE Government Securities Fund
5,291,649
80.23%
262,549
3.98%
213,148
3.23%
828,463
7.47%
GE International Equity Fund
1,245,033
72.51%
60,552
3.53%
18,969
1.10%
392,435
15.82%
GE Money Market Fund
618,400,074
98.50%
1,251,996
0.20%
643,335
0.10%
7,494,433
0.81%
GE Premier Growth Equity Fund
4,323,651
78.98%
236,571
4.32%
43,721
0.80%
870,574
8.83%
GE Short-Term Government Fund
2,635,614
72.21%
105,259
2.88%
54,847
1.50%
854,413
14.74%
GE Small-Cap Equity Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE Tax-Exempt Fund
2,012,152
81.38%
42,723
1.73%
17,656
0.71%
400,143
11.06%
GE Total Return Fund
2,957,391
78.17%
72,490
1.92%
63,225
1.67%
690,369
10.63%
GE U.S. Equity Fund
1,982,817
73.21%
150,444
5.56%
74,901
2.77%
500,062
11.42%

B.
a new sub-advisory agreement for GE Small-Cap Equity Fund with its existing sub-adviser, Palisade Capital Management, L.L.C.; and

Information is listed in the following order

For
%
Against
%
Abstain
%
Non-Vote
%
GE Small-Cap Equity Fund
1,957,207
75.74%
120,320
4.66%
52,826
2.04%
453,839
11.33%

C. 	a new sub-advisory agreement for GE Small-Cap Equity
Fund with its existing sub-adviser, Champlain Investment
Partners, LLC.

Information is listed in the following order
For
%
Against
%
Abstain
%
Non-Vote
%
GE Small-Cap Equity Fund
1,955,342
75.67%
122,184
4.73%
52,826
2.04%
453,839
11.33%

3. 	To elect five (5) new trustees to the Board of Trustees of
the Trust. (Mr. Timothy K. Hui, Mr. Scott F. Kavanaugh,
Mr. James F. Leary, Mr. Bryan A. Ward and Mr. R. Joseph
Dougherty)


GE Core Value Equity Fund
Information is listed in the following order

For
%
Withheld
%
Mr. Timothy K. Hui
2,453,297
90.59%
254,927
9.41%
 Mr. Scott F. Kavanaugh
2,511,529
92.74%
196,695
7.26%
 Mr. James F. Leary
2,503,437
92.44%
204,788
7.56%
 Mr. Bryan A. Ward
2,511,529
92.74%
196,695
7.26%
 Mr. R. Joseph Dougherty
2,509,425
92.66%
198,799
7.34%
GE Fixed Income Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
5,855,026
94.27%
355,943
5.73%
 Mr. Scott F. Kavanaugh
5,887,615
94.79%
323,354
5.21%
 Mr. James F.Leary
5,862,140
94.38%
348,830
5.62%
 Mr. Bryan A. Ward
5,882,867
94.72%
328,102
5.28%
 Mr. R. Joseph Dougherty
5,861,390
94.37%
349,579
5.63%
GE Global Equity Fund
Information is listed in the following order
For
%
Withheld
%
 Mr. Timothy K. Hui
1,554,881
96.74%
52,321
3.26%
 Mr. Scott F. Kavanaugh
1,555,944
96.81%
51,258
3.19%
 Mr. James F. Leary
1,555,944
96.81%
51,258
3.19%
 Mr. Bryan A. Ward
1,559,135
97.01%
48,067
2.99%
 Mr. R. Joseph Dougherty
1,553,486
96.66%
53,716
3.34%
GE Government Securities Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
6,097,970
92.45%
497,841
7.55%
 Mr. Scott F. Kavanaugh
6,101,531
92.51%
494,280
7.49%
 Mr. James F. Leary
6,098,055
92.45%
497,755
7.55%
 Mr. Bryan A. Ward
6,101,531
92.51%
494,280
7.49%
 Mr. R. Joseph Dougherty
6,098,712
92.46%
497,099
7.54%
GE International Equity Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
1,662,560
96.83%
54,429
3.17%
 Mr. Scott F. Kavanaugh
1,660,763
96.73%
56,227
3.27%
 Mr. James F. Leary
1,658,863
96.61%
58,127
3.39%
 Mr. Bryan A. Ward
1,662,560
96.83%
54,429
3.17%
 Mr. R. Joseph Dougherty
1,660,763
96.73%
56,227
3.27%
GE Money Market Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
625,220,097
99.59%
2,569,741
0.41%
 Mr. Scott F. Kavanaugh
625,596,558
99.65%
2,193,280
0.35%
 Mr. James F. Leary
625,492,959
99.63%
2,296,879
0.37%
 Mr. Bryan A. Ward
625,550,444
99.64%
2,239,394
0.36%
 Mr. R. Joseph Dougherty
625,349,952
99.61%
2,439,886
0.39%
GE Premier Growth Equity Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
5,287,217
96.58%
187,301
3.42%
 Mr. Scott F. Kavanaugh
5,289,915
96.63%
184,604
3.37%
 Mr. James F.Leary
5,283,199
96.51%
191,320
3.49%
 Mr. Bryan A. Ward
5,293,259
96.69%
181,260
3.31%
 Mr. R. Joseph Dougherty
5,295,613
96.73%
178,905
3.27%
GE Short-Term Government Fund

Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
3,476,922
95.25%
173,212
4.75%
 Mr. Scott F. Kavanaugh
3,478,771
95.31%
171,363
4.69%
 Mr. James F. Leary
3,475,708
95.22%
174,426
4.78%
 Mr. Bryan A. Ward
3,479,126
95.32%
171,008
4.68%
 Mr. R. Joseph Dougherty
3,479,126
95.32%
171,008
4.68%
GE Small-Cap Equity Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
2,453,081
94.93%
131,110
5.07%
 Mr. Scott F. Kavanaugh
2,456,247
95.05%
127,943
4.95%
 Mr. James F. Leary
2,445,512
94.63%
138,678
5.37%
 Mr. Bryan A. Ward
2,458,728
95.15%
125,462
4.85%
 Mr. R. Joseph Dougherty
2,442,794
94.53%
141,397
5.47%
GE Tax-Exempt Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
2,425,322
98.08%
47,353
1.92%
 Mr. Scott F. Kavanaugh
2,442,147
98.77%
30,528
1.23%
 Mr. James F. Leary
2,423,870
98.03%
48,805
1.97%
 Mr. Bryan A. Ward
2,441,329
98.73%
31,346
1.27%
 Mr. R. Joseph Dougherty
2,433,704
98.42%
38,971
1.58%
GE Total Return Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
3,654,977
96.60%
128,498
3.40%
 Mr. Scott F. Kavanaugh
3,658,916
96.71%
124,560
3.29%
 Mr. James F. Leary
3,652,832
96.55%
130,644
3.45%
 Mr. Bryan A. Ward
3,661,294
96.77%
122,182
3.23%
 Mr. R. Joseph Dougherty
3,661,492
96.78%
121,984
3.22%
GE U.S.Equity Fund
Information is listed in the following order

For
%
Withheld
%
 Mr. Timothy K. Hui
6,996,718
96.06%
287,304
3.94%
 Mr. Scott F. Kavanaugh
7,015,673
96.32%
268,349
3.68%
 Mr. James F. Leary
7,010,651
96.25%
273,371
3.75%
 Mr. Bryan A.Ward
7,015,268
96.31%
268,754
3.69%
 Mr. R. Joseph Dougherty
7,011,081
96.25%
272,941
3.75%

 4. 	To approve the implementation of a "manager of managers"
structure whereby Highland (subject to shareholder approval of Proposal 1) would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval.

Information is listed in the following order
For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
1,932,495
71.36%
192,551
7.11%
83,116
3.07%
500,062
11.42%
GE Fixed Income Fund
4,664,923
75.11%
360,700
5.81%
103,847
1.67%
1,081,498
12.96%
GE Global Equity Fund
1,425,355
88.69%
54,061
3.36%
14,114
0.88%
113,672
4.81%
GE Government Securities Fund
5,167,278
78.34%
429,392
6.51%
170,676
2.59%
828,463
7.47%
GE International Equity Fund
1,263,000
73.56%
59,369
3.46%
2,185
0.13%
392,435
15.82%
GE Money Market Fund
617,464,532
98.36%
2,164,065
0.34%
666,807
0.11%
7,494,433
0.81%
GE Premier Growth Equity Fund
3,232,889
59.05%
1,328,950
24.28%
42,101
0.77%
870,574
8.83%
GE Short-Term Government Fund
2,600,934
71.26%
140,623
3.85%
54,163
1.48%
854,413
14.74%
GE Small-Cap Equity Fund
1,920,734
74.33%
164,511
6.37%
45,107
1.75%
453,839
11.33%
GE Tax-Exempt Fund
1,976,635
79.94%
85,582
3.46%
10,313
0.42%
400,143
11.06%
GE Total Return Fund
2,853,429
75.42%
163,934
4.33%
75,742
2.00%
690,369
10.63%
GE U.S. Equity Fund
5,217,833
71.63%
258,483
3.55%
76,635
1.05%
1,731,070
12.12%

5. To approve changes to certain of the fundamental investment policies of certain of the Funds, as follows:

A.	Amendment of all of the Funds', except GE Small-Cap Equity
Fund's and GE Total Return Fund's, fundamental investment policies on senior securities to allow the Funds to issue senior securities to the extent allowed by each Fund's fundamental policy on borrowing or by applicable law.

Information is listed in the following order
For
%
Against
%
Abstai
n
%
Non-Vote
%
GE Core
Value Equity
Fund
 1,968,656
72.69%
 167,276
6.18%
72,230
2.67%
 500,062
11.42%
GE Fixed Income Fund
 4,687,099
75.46%
 303,427
4.89%
138,945

2.24%
1,081,498
12.96%
GE Global Equity Fund
 1,434,019
89.22%
 48,744
3.03%
10,768
0.67%
 113,672
4.81%
GE Government Securities Fund
5,214,743
79.06%
 345,883
5.24%
206,723
3.13%
 828,463
7.47%
GE International Equity Fund
 1,259,271
73.34%
 38,343
2.23%
26,942
1.57%
392,435
15.82%
GE Money Market Fund
617,159,804
98.31%
2,737,050
0.44%
398,551
0.06%
7,494,433
0.81%
GE Premier
Growth
Equity Fund
 3,984,489
72.78%
 555,575
10.15%
63,880
1.17%
 870,574
8.83%
GE Short-Term Government Fund
 2,624,163
71.89%
 101,878
2.79%
69,680
1.91%
 854,413
14.74%
GE Small-Cap Equity Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE Tax-Exempt Fund
 2,036,737
82.37%
 25,480
1.03%
10,313
0.42%
 400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,239,733
71.93%
 232,452
3.19%
80,767
1.11%
1,731,070
12.12%
B.	Amendment of all of the Funds', except GE Total Return
Fund's, fundamental investment policies on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund's other investment policies and applicable law.

For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
 1,956,036
72.23%
 181,045
6.68%
71,080
2.62%
 500,062
11.42%
GE Fixed Income Fund
 4,626,018
74.48%
 384,702
6.19%
118,750
1.91%
1,081,498
12.96%
GE Global Equity Fund
 1,432,738
89.14%
 52,236
3.25%
8,556
0.53%
 113,672
4.81%
GE Government Securities Fund
 5,214,460
79.06%
 378,668
5.74%
174,220
2.64%
828,463
7.47%
GE International Equity Fund
 1,253,519
73.01%
46,325
2.70%
24,710
1.44%
392,435
15.82%
GE Money Market Fund
617,046,558
98.29%
2,842,835
0.45%
406,012
0.06%
7,494,433
0.81%
GE Premier Growth Equity Fund
 3,922,976
71.66%
 609,974
11.14%
70,993
1.30%
 870,574
8.83%
GE Short-Term Government Fund
 2,598,209
71.18%
 142,779
3.91%
54,732
1.50%
 854,413
14.74%
GE Small-Cap Equity Fund
 1,925,323
74.50%
 159,643
6.18%
45,385
1.76%
 453,839
11.33%
GE Tax-Exempt Fund
 1,997,988
80.80%
 57,212
2.31%
17,330
0.70%
 400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,236,677
71.89%
 232,341
3.19%
83,933
1.15%
1,731,070
12.12%

C.	Amendment of all of the Funds', except GE Total Return
Fund's, fundamental investment policies on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.


For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
 1,939,536
71.62%
 170,174
6.28%
98,451
3.64%
 500,062
11.42%
GE Fixed Income Fund
 4,627,208
74.50%
 395,277
6.36%
106,986
1.72%
1,081,498
12.96%
GE Global Equity Fund
 1,424,815
88.65%
 58,686
3.65%
10,029
0.62%
 113,672
4.81%
GE Government Securities Fund
 5,172,911
78.43%
 420,844
6.38%
173,593
2.63%
 828,463
7.47%
GE International Equity Fund
 1,252,410
72.94%
 46,032
2.68%
26,112
1.52%
 392,435
15.82%
GE Money Market Fund
616,846,489
98.26%
3,044,136
0.48%
404,780
0.06%
7,494,433
0.81%
GE Premier Growth Equity Fund
 3,895,825
71.16%
 634,530
11.59%
73,589
1.34%
 870,574
8.83%
GE Short-Term Government Fund
 2,596,268
71.13%
 132,195
3.62%
67,258
1.84%
 854,413
14.74%
GE Small-Cap Equity Fund
 1,885,678
72.97%
 197,395
7.64%
47,280
1.83%
 453,839
11.33%
GE Tax-Exempt Fund
 1,971,987
79.75%
 75,870
3.07%
24,673
1.00%
 400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,227,037
71.76%
 241,335
3.31%
84,579
1.16%
1,731,070
12.12%

D.	Amendment of all of the Funds', except GE Total Return
Fund's, fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
 1,959,438
72.35%
 170,626
6.30%
78,097
2.88%
 500,062
11.42%
GE Fixed Income Fund
 4,677,967
75.32%
 337,460
5.43%
114,043
1.84%
1,081,498
12.96%
GE Global Equity Fund
 1,429,115
88.92%
 54,386
3.38%
10,029
0.62%
 113,672
4.81%
GE Government Securities Fund
 5,190,233
78.69%
 413,711
6.27%
163,405
2.48%
 828,463
7.47%
GE International Equity Fund
 1,263,883
73.61%
 34,477
2.01%
26,195
1.53%
 392,435
15.82%
GE Money Market Fund
616,919,875
98.27%
2,693,893
0.43%
681,636
0.11%
7,494,433
0.81%
GE Premier Growth Equity Fund
 3,871,429
70.72%
 668,458
12.21%
64,055
1.17%
 870,574
8.83%
GE Short-Term Government Fund
 2,605,565
71.38%
 117,879
3.23%
72,277
1.98%
 854,413
14.74%
GE Small-Cap Equity Fund
 1,931,963
74.76%
 150,054
5.81%
48,334
1.87%
 453,839
11.33%
GE Tax-Exempt Fund
 1,998,931
80.84%
 55,942
2.26%
17,656
0.71%
 400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,239,818
71.94%
 226,319
3.11%
86,815
1.19%
1,731,070
12.12%

E.	Amendment of all of the Funds', except GE Small-Cap Equity
Fund's and GE Total Return Fund's, fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.


For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
1,986,755
73.36%
153,043
5.65%
68,364
2.52%
500,062
11.42%
GE Fixed Income Fund
4,704,869
75.75%
295,996
4.77%
128,606
2.07%
1,081,498
12.96%
GE Global Equity Fund
1,435,347
89.31%
49,042
3.05%
9,141
0.57%
113,672
4.81%
GE Government Securities Fund
5,301,555
80.38%
310,129
4.70%
155,665
2.36%
828,463
7.47%
GE International Equity Fund
1,261,179
73.45%
38,723
2.26%
24,653
1.44%
392,435
15.82%
GE Money Market Fund
618,561,129
98.53%
1,311,345
0.21%
422,931
0.07%
7,494,433
0.81%
GE Premier Growth Equity Fund
3,932,625
71.84%
609,451
11.13%
61,868
1.13%
870,574
8.83%
GE Short-Term Government Fund
2,649,432
72.58%
82,138
2.25%
64,150
1.76%
854,413
14.74%
GE Small-Cap Equity Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE Tax-Exempt Fund
2,016,627
81.56%
38,248
1.55%
17,656
0.71%
400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
5,254,020
72.13%
218,485
3.00%
80,447
1.10%
1,731,070
12.12%

F.	Amendment of all of the Funds', except GE Tax-Exempt Fund's
and GE Total Return Fund's, fundamental investment policies on concentration of investments, to prevent each Fund from making investments that would result in the concentration of that Fund's assets in securities of issuers in any one industry.


For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
 2,017,283
74.49%
 118,495
4.38%
72,384
2.67%
 500,062
11.42%
GE Fixed Income Fund
 4,719,212
75.98%
 294,383
4.74%
115,877
1.87%
1,081,498
12.96%
GE Global Equity Fund
 1,441,940
89.72%
 42,912
2.67%
 8,678
0.54%
 113,672
4.81%
GE Government Securities Fund
 5,336,337
80.90%
 267,230
4.05%
163,782
2.48%
 828,463
7.47%
GE International Equity Fund
 1,257,118
73.22%
 45,838
2.67%
21,598
1.26%
 392,435
15.82%
GE Money Market Fund
618,681,924
98.55%
1,285,568
0.20%
327,913
0.05%
7,494,433
0.81%
GE Premier Growth Equity Fund
 3,936,375
71.90%
 609,436
11.13%
58,132
1.06%
 870,574
8.83%
GE Short-Term Government Fund
 2,624,682
71.91%
 100,493
2.75%
70,547
1.93%
 854,413
14.74%
GE Small-Cap Equity Fund
 1,999,169
77.36%
 89,028
3.45%
42,155
1.63%
 453,839
11.33%
GE Tax-Exempt Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,271,406
72.37%
 201,710
2.77%
79,836
1.10%
1,731,070
12.12%

G.	Amendment of all of the Funds', except GE Total Return
Fund's, fundamental investment policies on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund's other investment policies and applicable law.


For
%
Against
%
Abstain
%
Non-Vote
%
GE Core Value Equity Fund
 1,985,091
73.30%
 154,163
5.69%
68,909
2.54%
 500,062
11.42%
GE Fixed Income Fund
 4,672,930
75.24%
 341,783
5.50%
114,759
1.85%
1,081,498
12.96%
GE Global Equity Fund
1,434,181
89.23%
50,793
3.16%
8,556
0.53%
113,672
4.81%
GE Government Securities Fund
 5,218,692
79.12%
 378,321
5.74%
170,335
2.58%
 828,463
7.47%
GE International Equity Fund
 1,261,106
73.45%
 38,796
2.26%
24,653
1.44%
 392,435
15.82%
GE Money Market Fund
617,225,857
98.32%
2,373,789
0.38%
695,759
0.11%
7,494,433
0.81%
GE Premier Growth Equity Fund
 3,911,205
71.44%
 629,273
11.49%
63,465
1.16%
 870,574
8.83%
GE Short-Term Government Fund
 2,622,296
71.84%
 105,641
2.89%
67,784
1.86%
 854,413
14.74%
GE Small-Cap Equity Fund
 1,972,757
76.34%
 111,155
4.30%
46,439
1.80%
 453,839
11.33%
GE Tax-Exempt Fund
 2,015,587
81.51%
 46,630
1.89%
10,313
0.42%
 400,143
11.06%
GE Total Return Fund
N/A
N/A
N/A
N/A
N/A
N/A
N/A
N/A
GE U.S. Equity Fund
 5,250,121
72.08%
 212,826
2.92%
90,005
1.24%
1,731,070
12.12%